As filed with the Securities and Exchange Commission on December 31, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.
(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606
(Address of principal executive offices) (Zip code)

David A. Katz
10 Bank Street, Suite 590
White Plains, NY 10606
(Name and address of agent for service)

1(800) 366-6223
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Explanatory Note
The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR filed with the Securities and Exchange Commission on September 8, 2020 (the “Report”). The purpose of this Amendment is to add disclosure to the Disclosure Note in Item 1 referring readers to more recent expense ratios contained in the Financial Highlights section of the Report.
The remainder of Item 1 and Items 2 through 13 of the Registrant’s Form N-CSR originally filed on September 8, 2020, are incorporated herein by reference. This Amendment should be read in conjunction with the Report. Except for the portion of Item 1 noted above, this Amendment does not reflect events occurring after the filing of the Report or update the Report in any way.

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822
August 6, 2020
Dear Fellow Shareholder:
The Matrix Advisors Value Fund posted a gain of +23.90% in the second quarter 2020, ahead of the S&P 500 Index's return of +20.54%.
For the first six months of the year, the Fund was down -10.39% versus a decline of -3.08% for the S&P 500 Index.
Disclosure Note:
For your information, for the period ended June 30, 2020, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund, were -0.82%, 4.47%, 9.11% and 7.19%, respectively. For the same periods the returns for the S&P 500 Index were 7.51%, 10.73%, 13.99% and 8.59%.

Gross Expense Ratio:	1.19%
Net Expense Ratio:	0.99	%**
Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com. Please see the Financial Highlights in this report for the most recent expense ratio.
** The Advisor has contractually agreed to reduce fees through 10/31/20.
Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.
The Fund's Net Asset Value on 6/30/20 was $64.74.
For the fiscal year (6/30/19 - 6/30/20), the Fund was down -0.82% versus the S&P 500 Index's gain of +7.51%. A detailed discussion of performance is provided in the following commentary.
During this period of extreme economic uncertainty and market volatility, we have been reviewing all portfolio holdings with an eye toward lowering downside risk, while and increasing return potential. We made several changes this quarter that we believe further improved quality, resilience, and potential total return. Some position sizes were adjusted (up and down), new names were added, and others sold.
We added to last quarter's new positions in Coca-Cola and Kellogg. Coca-Cola has a very stable and profitable global consumer business and will get a significant boost to its away-from-home business (about 50% of revenues) when stay-at-home restrictions are lifted. Kellogg is benefitting from the current increased demand for traditional groceries as dining at home has increased during the COVID-19 pandemic. It has underappreciated growth prospects from their Morningstar Farms plant-based meat substitute products.
We also added to holdings in MetLife, Qualcomm, TE Connectivity, and Truist Financial.
We sold the Energy positions in Devon and Occidental, preferring larger, better-capitalized names in the sector as the industry rides out another period of extreme price disruption.
We trimmed positions in Gilead Sciences, eBay, and Thermo Fisher Scientific when they became oversized.

The Fund's second-quarter results showed that the strategy is potentially well-positioned to rebound strongly during the next market upturn.
As of June 30, the Fund portfolio's 2021 estimated P/E multiple was 14.8 times earnings which is at a discount to the S&P 500's 16.8 times earnings1, and very attractive on an absolute basis.
Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to return to favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.
Sincerely,
David A. Katz, CFA
Fund Manager
Past performance is not a guarantee of future results.
Diversification does not guarantee a profit or protect from loss in a declining market.
Earnings growth is not representative of the Fund's future performance.
Please refer to the Schedule of Investments in this report for details on Fund holdings. Fund holdings are subject to change at any time and are not recommendations to buy or sell any security.
The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.
The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.
Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.
Cash flow means the cash generated by the company. This differs from net income by adding back non-cash charges like depreciation, amortization, one-time accounting write-offs, and adjustments for deferred taxes or minority interests.
It is not possible to invest directly in an index.
Must be preceded or accompanied by a prospectus.
Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company.
The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.
1 Source: Bloomberg.

Item 13. Exhibits.

(a)
 (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Katz
David A. Katz, President

Date	December 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	December 31, 2020